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                                                                    Exhibit 32.2


                            SECTION 906 CERTIFICATION

 CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED
                                  STATES CODE

         I, Stanley J. Talbi, the Chief Financial Officer of The Travelers Insurance Company (the "Company"), certify that (i) the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 31, 2006
                                 /s/ Stanley J. Talbi
                               -------------------------------------------------
                               Stanley J. Talbi
                               Senior Vice President and Chief Financial Officer